Annual Report

GNMA Fund

May 31, 2002

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2

  Interest Rates                                                    2

  Performance and Strategy Review                                   3

  Outlook                                                           4

Performance Comparison                                              5

Financial Highlights                                                6

Portfolio of Investments                                            7

Statement of Assets and Liabilities                                11

Statement of Operations                                            12

Statement of Changes in Net Assets                                 13

Notes to Financial Statements                                      14

Report of Independent Accountants                                  19

About the Fund's Directors and Officers                            20
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Highlights
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o    Mortgage securities outpaced Treasuries, agencies, and other high-quality bonds during the past six months.

o Your fund posted good results for the 6- and 12-month periods that were roughly in line with its benchmarks, slightly lagging the index but ahead of the average for similar funds.

o Our strategy was to focus on protection against prepayments by emphasizing CMOs and lower-coupon mortgages.

o Supply and demand conditions should remain favorable in coming months, fostering an environment that could benefit GNMAs.


Performance Comparison
--------------------------------------------------------------------------------

Periods
Ended 5/31/02                                     6 Months            12 Months
--------------------------------------------------------------------------------

GNMA Fund                                             2.86%                7.95%

Salomon Smith Barney
GNMA Index                                            3.27                 8.05

Lipper GNMA
Funds Average                                         2.72                 7.55
--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------

Price Per Share                                       9.58                 9.61

Dividends Per Share

  For 6 months                                        0.28                 0.24

  For 12 months                                       0.57                 0.52

30-Day Dividend Yield*                                5.60%                4.84%

30-Day Standardized

Yield to Maturity                                     5.65                 4.81
--------------------------------------------------------------------------------

*Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

The economy picked up steam during the past six months and Treasury yields rose, while the rates on current coupon GNMAs remained relatively stable. Nevertheless, stock market weakness contributed to a positive environment for fixed-income investors. Mortgage-backed securities provided the highest returns of all high-quality bonds, surpassing the performance of Treasury, agency, corporate, and asset-backed securities. Your fund participated in the strength, posting a return that was roughly in line with its major benchmarks during the past 6- and 12-month periods.

INTEREST RATES

Interest Rate Levels
--------------------------------------------------------------------------------

                                                   Current              10-Year
                                                    Coupon             Treasury
                                                      GNMA                 Note
--------------------------------------------------------------------------------

5/31/01                                               6.72                 5.38

                                                      6.83                 5.41

                                                      6.36                 5.05

8/31/01                                               6.28                 4.83

                                                      6.00                 4.59

                                                      5.58                 4.23

11/30/01                                              6.22                 4.75

                                                      6.45                 5.05

                                                      6.39                 5.03

2/28/02                                               6.13                 4.88

                                                      6.66                 5.40

                                                      6.26                 5.09

5/31/02                                               6.23                 5.04
--------------------------------------------------------------------------------

     As mentioned, Treasury yields rose over the past six months, with the benchmark 10-year yield climbing from 4.75% at the end of November to 5.04% at the end of May. There were wide fluctuations along the way, as the yield ranged from 4.65% to 5.43% during the period. During the 12-month period, the 10-year yield declined by 34 basis points (100 basis points equal one percentage point).

     The current coupon GNMA mortgage rate, however, was more stable during the past six months, but fell nearly 50 basis points over the year. As expected, prepayments abated from the very high levels of last fall. Prepayments can hurt investors in two ways. First, investors who bought GNMAs at a premium (above par) receive some of their principal back at par value at an inopportune time; second, they have to either reinvest the proceeds in riskier bonds in an attempt to replace their yields or accept lower yields for similar-quality bonds.

     Supply diminished and demand remained strong. Not only did the normal mortgage investors, such as money managers and hedge funds, maintain their appetite, banks also jumped in to take advantage of the relatively high mortgage yields compared with their borrowing rates. There was also an increase in demand from corporate investors as credit and event risk in the corporate sector was heightened due to the recent accounting scandals. The only traditional investors who took a break from buying mortgages were Fannie Mae and Freddie Mac, as mortgage bonds grew too expensive on a relative basis.


PERFORMANCE AND STRATEGY REVIEW
--------------------------------------------------------------------------------

     The factors outlined in the preceding section contributed to the relatively good performance in the mortgage sector. During the past six months, the GNMA Fund returned 2.86%, ranking it 17 out of 68 funds in its Lipper peer group for the year to date. (For the past 12 months, the fund's return of 7.95% ranked it 20 out of 67 funds. The figures for the 3-, 5-, and 10-year periods ended May 31, 2002, were 14 of 49, 7 of 40, and 9 of 23, respectively.) Your fund's six-month performance was a result of an increase in net asset value from 9.58 last November to 9.61 at the end of May, plus dividends of 0.24 per share.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     11/30/01              5/31/02

Weighted Average
Maturity (years)*                                      4.5                  4.7

Weighted Average Effective
Duration (years)                                       3.4                  3.4

Weighted Average Quality**                             AAA                  AAA
--------------------------------------------------------------------------------

 *  Based on prepayment-adjusted life of GNMA securities.

**  Based on T. Rowe Price research.


Sector Diversification
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------

GNMA Pass-Throughs                                      84%                  82%

CMOs                                                    10                   10

Project Loans                                            5                    5

U.S. Treasury
Obligations                                              1                    3

Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

     Our strategy for the past six months was to continue to protect the portfolio from prepayments by emphasizing lower-coupon mortgages and collateralized mortgage obligation (CMO) structures that provided better protection against them. This worked well when rates declined, especially in January and February, but dampened performance in periods when rates rose. Toward the end of the period, we repositioned the fund to hold fuller-coupon mortgages, which typically perform better in a rising-rate environment. The portfolio's duration over the period was stable at 3.4 years. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of four years would fall about 4% in price in response to a one-percentage-point rise in interest rates, and vice versa.)


OUTLOOK

     The Federal Reserve ceased lowering short-term interest rates at the end of last year and will likely wait for more convincing evidence that the recovery is firmly in place before raising them. Inflation is contained at historically low levels, giving the Fed breathing room before it begins to tighten. One caution we have is that, when the Fed does begin to raise rates, marginal investors such as banks will return to their more typical business of making loans directly, which could result in some selling pressure on mortgage bonds when it occurs.

     Nonetheless, our outlook for the mortgage sector remains positive. Prepayment risk has subsided, and we do not think "extension" risk (an increase in the effective life of a mortgage that also increases interest rate sensitivity) will be significant. Supply and demand conditions should remain favorable in coming months, as supply continues to shrink while demand is strong for high-quality fixed-income investments with attractive yields. This environment should benefit GNMAs and your fund.

     Thank you for investing with T. Rowe Price.



     Respectfully submitted,

     Connice A. Bavely
     Chairman of the fund's Investment Advisory Committee

     June 21, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GNMA Fund
--------------------------------------------------------------------------------

                                  Salomon           Lipper                 GNMA
--------------------------------------------------------------------------------

5/31/92                           10,000            10,000               10,000

5/31/93                           10,970            10,918               10,863

5/31/94                           10,976            10,853               10,783

5/31/95                           12,217            11,972               12,089

5/31/96                           12,876            12,493               12,539

5/31/97                           14,074            13,548               13,600

5/31/98                           15,418            14,850               14,955

5/31/99                           16,181            15,411               15,536

5/31/00                           16,714            15,764               15,868

5/31/01                           18,835            17,623               17,821

5/31/02                           20,351            18,945               19,237
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods
Ended 5/31/02           1 Year         3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

GNMA Fund                 7.95%           7.38%           7.18%           6.76%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period       $   9.40    $   8.92    $   9.33    $   9.57    $   9.30

Investment activities
  Net investment
  income (loss)     0.52        0.59        0.60        0.61        0.63

  Net realized and
  unrealized
  gain (loss)       0.21        0.48       (0.41)      (0.24)       0.27

  Total from
  investment
  activities        0.73        1.07        0.19        0.37        0.90

Distributions
  Net investment
  income           (0.52)      (0.59)      (0.60)      (0.61)      (0.63)

NET ASSET VALUE

End of period   $   9.61    $   9.40    $   8.92    $   9.33    $   9.57
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)     7.95%      12.31%       2.13%       3.88%       9.97%

Ratio of total
expenses to
average net
assets              0.69%       0.70%       0.71%       0.71%       0.70%

Ratio of net
investment
income (loss)
to average
net assets          5.33%       6.39%       6.61%       6.36%       6.67%

Portfolio
turnover rate      145.2%       71.2%       63.8%       86.7%      120.6%

Net assets,
end of period
(in millions)   $  1,223    $  1,043    $  1,052    $  1,111    $  1,123
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2002

Portfolio of Investments                                Par/Shares        Value
--------------------------------------------------------------------------------
                                                             In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 96.7%

U.S. Government Guaranteed Obligations  96.7%

Government National Mortgage Assn.
  I
     5.50%, 10/15/28 - 9/15/29                    $ 16,756             $ 16,243

     6.00%, 1/15/26 - 5/15/28                       20,784               20,851

     6.50%, 12/15/23 - 11/15/31                    147,987              151,510

     7.00%, 4/15/17 - 12/15/31                     152,627              158,902

     7.50%, 3/15/07 - 3/15/32                       87,027               92,028

     8.00%, 3/15/14 - 3/15/30                       42,359               45,664

     8.50%, 12/15/04 - 12/15/21                      8,474                9,242

     9.00%, 1/15/18 - 9/15/24                        5,629                6,178

     9.50%, 6/15/09 - 12/15/24                       2,195                2,402

     10.00%, 2/15/16 - 3/15/26                      10,118               11,151

     10.50%, 1/15/13 - 10/15/21                      1,095                1,222

     11.00%, 2/15/10 - 6/15/19                         231                  260

     11.50%, 4/15/10 - 7/15/20                       1,041                1,186

     12.00%, 11/15/10 - 7/15/15                      1,417                1,625

     12.50%, 4/15/10 - 7/15/15                         539                  623

     13.00%, 1/15/11 - 8/15/15                         214                  249

     13.50%, 5/15/10 - 1/15/15                         340                  397

  II

     5.50%, 11/20/31                                 2,204                2,110

     6.50%, 3/20/26 - 11/20/28                      11,083               11,329

     7.00%, 8/20/29 - 10/20/30                      17,050               17,648

     8.00%, 10/20/24 - 6/20/29                       6,825                7,282

     8.50%, 4/20/16 - 6/20/29                        4,020                4,361

     10.00%, 9/20/16 - 5/20/25                         290                  317

     11.00%, 2/20/14 - 9/20/20                         372                  419

     11.50%, 12/20/13 - 7/20/20                        394                  447

     12.50%, 10/20/13 - 1/20/16                         65                   76

     13.00%, 10/20/13 - 9/20/15                        220                  257


  CMO
     5.00%, 8/16/28                               $ 12,550             $ 12,236

     6.50%, 10/20/26 - 3/20/32                      86,567               63,483

     7.00%, 5/16/24                                  8,400                8,719

     7.50%, 7/16/12 - 1/16/27                       18,176               18,722

  Interest Only, 8.00%, 6/16/23 +                      737                   85

  Principal Only, 3/16/28                            4,597                3,916


  GPM, I
     8.75%, 6/15/17 - 11/15/21                         105                  115

     9.00%, 5/15/09                                     78                   84

     9.25%, 5/15/16 - 5/15/21                        1,245                1,373

     9.50%, 6/15 - 11/15/09                            766                  833

     9.75%, 8/15/16 - 2/15/21                          540                  595

     10.75%, 2/15/16 - 4/15/19                         306                  345

     11.00%, 9/15/10                                     5                    6

     11.50%, 6/15/13                                    24                   27

     12.00%, 10/15/10 - 1/15/13                         69                   79

     12.25%, 1/15/14 - 2/15/15                          53                   62

     12.50%, 4/15/10 - 10/15/11                        191                  221

     12.75%, 11/15/13 - 6/15/14                         34                   39

  GPM, II

     9.25%, 2/20/16                                     54                   59

     9.75%, 3/20/21                                     30                   32

     10.25%, 3/20 - 9/20/16                             24                   27

     11.00%, 9/20/13 - 1/20/14                          30                   33

     12.25%, 1/20/14 - 10/20/15                         49                   56

     12.75%, 10/20/13 - 2/20/15                         82                   95

  Midget, I

     6.00%, 12/15/08 - 3/15/16                      62,182               63,784

     6.50%, 12/15/14 - 10/15/16                     30,943               32,166

     7.00%, 3/15 - 12/15/13                         19,392               20,475

     7.50%, 9/15/12                                  6,009                6,396


  Project Loan, I

     6.625%, 1/15/40                                 9,906               10,201

     6.73%, 5/15/40                                 19,644               20,431

     6.75%, 2/15/41                                  9,942                9,752

     7.37%, 8/15/33                                  9,443                9,719

     8.00%, 11/15/17                                 5,335                5,737

  TBA, I

     7.00%, 12/15/99                              $ 70,300             $ 72,907

     7.50%, 4/15/32                                 29,000               30,486

  TBA, II

     6.00%, 5/20/31 - 12/20/32                     110,033              109,013

     6.50%, 1/20/32                                 69,921               71,159

     7.00%, 5/1/32                                  31,502               32,572

U.S. Department of Veteran Affairs

  CMO

     7.25%, 10/15/08                                10,545               11,137

     9.54%, 3/15/25                                  1,510                1,635

Total U.S. Government Guaranteed
Obligations (Cost 1,151,654)                                          1,182,791


U.S. GOVERNMENT OBLIGATIONS  2.9%

U.S. Treasury Obligations  2.9%

U.S. Treasury Inflation-Indexed Notes,
3.875%, 1/15/09                                     22,891               24,294

U.S. Treasury Notes, 5.75%, 8/15/10                 10,000               10,539

Total U.S. Treasury
Obligations (Cost 34,053)                                                34,833


MONEY MARKET FUNDS  24.8%

T. Rowe Price Government Reserve
Investment Fund, 1.77% #!                          303,426              303,426

Total Money Market Funds (Cost 303,426)                                 303,426


Total Investments in Securities

124.4% of Net Assets (Cost 1,489,133)                                $1,521,050

Other Assets Less Liabilities                                          (298,193)

NET ASSETS                                                           $1,222,857
                                                                     ----------
--------------------------------------------------------------------------------

         #        Seven-day yield
         +        Interest Only security for which the fund receives interest on notional principal (par)
         !        Affiliated company
         CMO      Collateralized Mortgage Obligation
         GPM      Graduated Payment Mortgage
         TBA      To Be Announced security was purchased on a forward
                   commitment basis


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets

  Investments in securities, at value

  Affiliated companies (cost 303,426)                      $  303,426

  Other companies (cost 1,185,707)                          1,217,624

  Total investments in securities                           1,521,050

  Other assets                                                 17,917

  Total assets                                              1,538,967

  Liabilities

  Payable for investment securities purchased                 313,674

  Other liabilities                                             2,436

  Total liabilities                                           316,110

  NET ASSETS                                               $1,222,857
                                                           ----------

  Net Assets Consist of:
  Undistributed net investment income (loss)                   (5,372)

  Undistributed net realized gain (loss)                      (12,393)

  Net unrealized gain (loss)                                   31,917

  Paid-in-capital applicable to 127,184,359 shares of no par value shares of beneficial interest outstanding;
  unlimited number of shares authorized                     1,208,705

  NET ASSETS                                               $1,222,857
                                                           ----------

  NET ASSET VALUE PER SHARE                                $     9.61
                                                           ----------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              5/31/02
--------------------------------------------------------------------------------

  Investment Income (Loss)
  Interest income                                          $   67,799

  Expenses

     Investment management                                      5,287

     Shareholder servicing                                      2,039

     Custody and accounting                                       307

     Registration                                                  53

     Prospectus and shareholder reports                            51

     Proxy and annual meeting                                      22

     Trustees                                                      19

     Legal and audit                                               17

     Miscellaneous                                                  8

     Total expenses                                             7,803

     Expenses paid indirectly                                      (1)

     Net expenses                                               7,802

  Net investment income (loss)                                 59,997

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                                 8,046

     Futures                                                      433

     Net realized gain (loss)                                   8,479

  Change in net unrealized gain (loss)

     Securities                                                17,284

     Futures                                                      (83)

     Change in net unrealized gain (loss)                      17,201

  Net realized and unrealized gain (loss)                      25,680

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                   $   85,677
                                                           ----------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets

  Operations

     Net investment income (loss)                   59,997               68,494

     Net realized gain (loss)                        8,479                6,094

     Change in net unrealized
     gain (loss)                                    17,201               48,871

     Increase (decrease) in net
     assets from operations                         85,677              123,459

  Distributions to shareholders

     Net investment income                         (60,967)             (68,494)

  Capital share transactions *

     Shares sold                                   311,301              179,085

     Distributions reinvested                       52,863               59,507

     Shares redeemed                              (208,770)            (302,962)

     Increase (decrease) in net assets from capital

     share transactions                            155,394              (64,370)

  Net Assets

  Increase (decrease) during period                180,104               (9,405)

  Beginning of period                            1,042,753            1,052,158

  End of period                                  1,222,857            1,042,753

  *Share information

     Shares sold                                    32,597               19,340

     Distributions reinvested                        5,530                6,432

     Shares redeemed                               (21,927)             (32,687)

     Increase (decrease) in
     shares outstanding                             16,200               (6,915)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26,1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of 387,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended May 31, 2002, the effect of this change was to decrease net investment income by 970,000 (0.008 per share), increase net realized gain/loss on securities by 869,000 (0.007 per share), and increase net unrealized gain/loss on securities by 101,000 (0.001 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended May 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of U.S. government securities aggregated 1,785,832,000 and 1,618,817,000, respectively, for the year ended May 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002 totaled 60,967,000 and were characterized as ordinary income for tax purposes. At May 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

     Unrealized appreciation                             $    33,107,000

     Unrealized depreciation                                  (1,678,000)

     Net unrealized appreciation
     (depreciation)                                           31,429,000

     Undistributed ordinary income                            (4,884,000)

     Capital loss carryforwards                              (12,393,000)

     Distributable earnings                                   14,152,000

     Paid-in capital                                       1,208,705,000

     Net assets                                          $ 1,222,857,000
                                                         ---------------
--------------------------------------------------------------------------------

     The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized 7,143,000 of capital loss carryforwards. As of May 31, 2002, the fund has 4,671,000 of capital loss carryforwards that expire in 2005, 1,961,000 that expire in 2008, and 5,761,000 that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

     Undistributed net investment income              $     1,395,000

     Undistributed net realized gain                       (1,254,000)

     Paid-in capital                                         (141,000)
--------------------------------------------------------------------------------

     At May 31, 2002, the cost of investments for federal income tax purposes was 1,489,621,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which 480,000 was payable at May 31, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately 988,000 for the year ended May 31, 2002, of which 89,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended May 31, 2002, the fund was allocated 781,000 of Spectrum expenses, 52,000 of which was payable at period-end. At May 31, 2002, approximately 27% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2002, totaled 2,475,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders ofT. Rowe Price GNMA Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund ("the Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2002


T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.
--------------------------------------------------------------------------------

Independent Directors


*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

**Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Name                            Principal Occupation(s) During Past 5 Years
(Date of Birth)                 and Other Directorships of Public Companies
Year Elected*
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse
1985                            Company, real estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC,
(1/27/43)                       an acquisition and management advisory firm
2001
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1985                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners,
(10/21/46)                      Inc., a real estate investment company;
1992                            Senior Advisor and Partner, Blackstone Real
                                Estate Advisors, L.P.; Director, AMLI
                                Residential Properties Trust, Host Marriott
                                Corp., and The Rouse Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures,
(6/23/33)                       a venture capital limited partnership,
2001                            providing equity capital to young high-
                                technology companies throughout the United
                                States; Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Inside Directors

[Number of T. Rowe Price Portfolios Overseen]
--------------------------------------------------------------------------------

William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.
1997
[37]
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1985                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                GNMA Fund
--------------------------------------------------------------------------------

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director,
1997                            T. Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------

Connice A. Bavely               Vice President, T. Rowe Price and T. Rowe
(3/5/51)                        Price Group, Inc.
President, GNMA Fund
--------------------------------------------------------------------------------

Joseph A. Carrier               Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                      Group, Inc., and T. Rowe Price Investment
Treasurer, GNMA Fund            Services, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins                Managing Director, T. Rowe Price; Director and
(12/23/42)                      Managing Director, T. Rowe Price Group, Inc.;
Vice President, GNMA Fund       Vice President, T. Rowe Price International,
                                Inc., and T. Rowe Price Retirement Plan
                                Services, Inc.; Vice President and Director,
                                T. Rowe Price Investment Services, Inc.,
                                T. Rowe Price Services, Inc., and T. Rowe Price
                                Trust Company
--------------------------------------------------------------------------------

Alan D. Levenson                Vice President, T. Rowe Price and T. Rowe
 (7/17/58)                      Price Group, Inc.; formerly Senior Vice
Vice President, GNMA Fund       President and Director of Research,
                                Aubrey G. Lanston & Co., Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert             Assistant Vice President, T. Rowe Price and
(1/12/53)                       T. Rowe Price Investment Services, Inc.
Secretary, GNMA Fund
--------------------------------------------------------------------------------

David S. Middleton              Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                       Group, Inc., and T. Rowe Price Trust Company
Controller, GNMA Fund
--------------------------------------------------------------------------------

Edmund M. Notzon                Managing Director, T. Rowe Price and T. Rowe
(10/1/45)                       Price Group, Inc.; Vice President, T. Rowe Price
Vice President, GNMA Fund       Investment Services, Inc., and T. Rowe Price
                                Trust Company
--------------------------------------------------------------------------------

John D. Wells                   Vice President, T. Rowe Price and T. Rowe Price
(8/17/70)                       Group, Inc.
Vice President, GNMA Fund
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

Brokerage SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)

          No-Load Variable Annuities

          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          Account information

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a person's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

     Brokerage Services

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

          Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

          Margins and Options Trading for qualified investors.

          Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of 19.95 on stock trades.*

          Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

          Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

          * 19.95 per trade for up to 1,000 shares, plus 0.02 per share thereafter.
          ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income T
ax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.
!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                 F70-050  5/31/02